CONSENT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors
Patriot Gold Corp.


         We have issued an audit report dated August 23, 2004 for the year ended May 31, 2004 and 2003 for Patriot Gold Corp. included in the Registration
Statement Form SB-2. We consent to the use of our auditors report in the aforementioned registration statement.


                                                    Respectfully submitted,


                                                    /s/ Robison, Hill & Co.
                                                    Certified Public Accountants

Salt Lake City, Utah
December 23, 2004